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                                                                    Exhibit 10.1

                                                                        ANNEX I

            AMENDMENT NO. 4 TO AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AMENDMENT NO. 4 TO AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT"), dated as of June 5, 2002, among Charles River Laboratories, Inc., a Delaware corporation (the "BORROWER"), Charles River Laboratories International, Inc. (f/k/a Charles River Laboratories Holdings, Inc.), a Delaware corporation ("HOLDCO"), Credit Suisse First Boston, as lead arranger, as sole book runner and as syndication agent (in such capacity, the "SYNDICATION AGENT") for the Lenders (as defined below), and Fleet National Bank, as administrative agent (the "ADMINISTRATIVE AGENT") for the Lenders.

                              W I T N E S S E T H:

         WHEREAS, the Borrower, certain financial institutions (together with their respective successors and assigns, the "LENDERS"), the Syndication Agent and the Administrative Agent are parties to the Amended and Restated Credit Agreement, dated as of February 2, 2001 (as heretofore modified and supplemented and in effect from time to time, the "EXISTING CREDIT AGREEMENT" and as further amended hereby, the "CREDIT AGREEMENT");

         WHEREAS, the Borrower desires to acquire (the "BIOLABS ACQUISITION") all of the issued and outstanding Capital Stock of Biological Laboratories Europe Ltd., a company organized under the laws of the Republic of Ireland ("BIOLABS") pursuant to a stock purchase agreement (the "BIOLABS PURCHASE AGREEMENT"), to be entered into by BioLabs and the Borrower for a gross transaction value not to exceed euro 25,000,000 (exclusive of additional share consideration contingently payable to certain stockholders of BioLabs as provided for in the BioLabs Purchase Agreement but in any event not to exceed euro 2,000,000);

         WHEREAS, the Borrower desires to enter into a joint venture arrangement (the "PROTEOMICS JOINT VENTURE") with Proteome Systems Ltd., a company organized under the laws of Australia ("PROTEOME"), for the purpose of providing proteomics testing services on a contract basis to the global pharmaceutical industry;

         WHEREAS, the Proteomics Joint Venture will be operated through a to-be-formed Delaware corporation to be known as Charles River Proteomics, Inc. ("CHARLES RIVER PROTEOMICS") of which the Borrower will own 60% of the Capital Stock and Proteome (or one of its affiliates) will own the remaining Capital Stock; and

         WHEREAS, the Borrower and Holdco desire, and the Lenders are willing, on the terms and subject to the conditions hereinafter set forth, to amend the Existing Credit Agreement as set forth herein to permit them to do so;

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         NOW, THEREFORE, the parties hereto hereby agree as follows:

                                     PART I
                                   DEFINITIONS

         SUBPART 1.1 CERTAIN DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "ADMINISTRATIVE AGENT" is defined in the PREAMBLE.

         "AMENDMENT" is defined in the PREAMBLE.

         "AMENDMENT EFFECTIVE DATE" is defined in SUBPART 3.1.

         "BIOLABS" is defined in the SECOND RECITAL.

         "BIOLABS ACQUISITION" is defined in the SECOND RECITAL.

         "BIOLABS PURCHASE AGREEMENT" is defined in the SECOND RECITAL.

         "BORROWER" is defined in the PREAMBLE.

         "CHARLES RIVER PROTEOMICS" is defined in the FOURTH RECITAL.

         "CREDIT AGREEMENT" is defined in the FIRST RECITAL.

         "EXISTING CREDIT AGREEMENT" is defined in the FIRST RECITAL.

         "HOLDCO" is defined in the PREAMBLE.

         "LENDERS" is defined in the FIRST RECITAL.

         "PROTEOMICS JOINT VENTURE" is defined in the FOURTH RECITAL.

         "PROTEOME" is defined in the third recital.

         "SYNDICATION AGENT" is defined in the PREAMBLE.

         SUBPART 1.2 OTHER DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings set forth in the Existing Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Existing Credit Agreement shall from and after the Amendment Effective Date refer to the Credit Agreement.

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                                    PART II
                     AMENDMENTS TO existing CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Amendment No. 4 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II. Except to the extent amended by this Amendment, the Existing Credit Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

         SUBPART 2.1 AMENDMENTS TO ARTICLE I. Article I of the Existing Credit Agreement is amended as set forth in this Subpart 2.1:

         (a) Section 1.1 is hereby amended by inserting the following definitions in such Section in the appropriate alphabetical order:

         "AMENDMENT NO. 4" means Amendment No. 4 to Amended and Restated Credit Agreement, dated as of June 5, 2002, among the Borrower, Holdco and the Agents, which amendment was consented to by the Lenders constituting the Required Lenders.

         "AMENDMENT NO. 4 EFFECTIVE DATE" is defined in Part III of Amendment No. 4.

         "BIOLABS" is defined in Amendment No. 4.

         "BIOLABS ACQUISITION" is defined in Amendment No. 4.

         "BIOLABS PURCHASE AGREEMENT" is defined in Amendment No. 4.

         "CHARLES RIVER PROTEOMICS" is defined in Amendment No. 4.

         "JV LOAN INVESTMENTS" is defined in Section 7.2.5(r).

         "PROTEOME" is defined in Amendment No. 4.

         "PROTEOMICS JOINT VENTURE" is defined in Amendment No. 4.

         (b) The definition of "Unrestricted Subsidiary" is hereby amended by inserting the words "the Proteomics Joint Venture and" immediately following the word "means" in the first sentence thereof.

         SUBPART 2.2 AMENDMENTS TO ARTICLE VII. Article VII of the Existing Credit Agreement is hereby amended as set forth in this Subpart 2.2.

         (a) Section 7.1.7 of the Existing Credit Agreement is hereby amended by inserting the following sentence at the end thereof:

         "Notwithstanding the foregoing, the Borrower shall promptly deliver, to the Administrative Agent, under a Pledge Agreement, certificates representing all of the issued and outstanding shares of Capital Stock of Charles River Proteomics owned by the Borrower, which shall constitute not less than 60% of all issued and outstanding shares of Capital Stock of Charles River Charles River Proteomics."

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         (b) Section 7.2.2 of the Existing Credit Agreement is hereby amended by:

                  (i) deleting the word "and" following the semicolon at the end of clause (k) thereto,

                  (ii) deleting the period at the end of clause (l) thereto and adding a semicolon and the word "and" in lieu thereof, and

                  (iii) inserting new clause (m) to read in its entirety:

         "(m) Contingent Liabilities of the Borrower arising as a result of the Borrower's guaranty of Indebtedness of the type described in clause (a) of the definition of Indebtedness incurred by the Proteomics Joint Venture in an aggregate principal amount not to exceed at any time outstanding $3,000,000 MINUS the aggregate principal or face amount of JV Loan Investments outstanding at such time."

         (c) Section 7.2.5 of the Existing Credit Agreement is hereby amended by:

                  (i) deleting the word "and" at the end of clause (q) thereto;

                  (ii) reordering clauses (r), (s) and (t) thereto to be new clauses (t), (u) and (v), respectively; and

                  (iii) inserting the following new clauses (r) and (s) to read in their entirety:

                  "(r) (x) Investments (in cash or in kind) in the Proteomics Joint Venture (other than Investments described in CLAUSE (y) of this CLAUSE (r)) in an aggregate amount not to exceed $6,000,000 and (y) Investments by the Borrower in the Proteomics Joint Venture ("JV LOAN INVESTMENTS") consisting of loans or advances in an aggregate principal or face amount at any time outstanding not to exceed $3,000,000 MINUS the outstanding aggregate principal amount of Indebtedness guaranteed by the Borrower pursuant to CLAUSE (m) of SECTION 7.2.2, in each case over the term of this Agreement; PROVIDED, that on or prior to the making of such Investment, the Borrower pledges the Capital Stock of Charles River Proteomics to the Administrative Agent for the benefit of the Secured Parties;

                  (s) Investments in BioLabs by the Borrower in connection with the BioLabs Acquisition in accordance with BioLabs Purchase Agreement, which agreement (i) shall, on the Amendment No. 4 Effective Date, be in form and substance reasonably satisfactory to the Agents and (ii) shall not have been modified or waived in any material respect, nor shall there have been any forbearance to exercise any material rights with respect to any of the terms or provisions relating to the conditions to the consummation of such acquisition as set forth therein unless otherwise agreed to by the Agents); PROVIDED, that (A) BioLabs becomes a wholly-owned Restricted Subsidiary of the Borrower, (B) the requirements of Sections 7.1.7(b) and 7.1.8(c) (as such Sections relate to the pledge by the Borrower to the Administrative Agent of 65% of the issued and outstanding Capital Stock of BioLabs) shall have been satisfied in accordance with the terms thereof within 30 days of the consummation of the BioLabs Acquisition, (C) such

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         acquisition shall be consummated for gross consideration not exceeding euro 25,000,000 (exclusive of additional share consideration contingently payable to certain stockholders of BioLabs as provided for in the BioLabs Purchase Agreement but in any event not to exceed euro 2,000,000) and (D) within 30 days of the consummation of the BioLabs Acquisition, the Borrower will deliver a Foreign Pledge Agreement with respect to the 65% of the issued and outstanding Capital Stock of BioLabs;".

         (d) Clause (b) of Section 7.2.8 is hereby amended by deleting the word "or" following the reference to clause "(q)" and replacing it with a comma and inserting the following after the reference to clause (r) therein: ", (s) or
(t)".

                                    PART III
                           CONDITIONS TO EFFECTIVENESS

         SUBPART 3.1 AMENDMENT NO. 4 EFFECTIVE DATE. This Amendment shall become effective as of the date (the "AMENDMENT NO.4 EFFECTIVE DATE") when each of the conditions set forth in this Part have been satisfied

         SUBPART 3.2 EXECUTION OF COUNTERPARTS, ETC. The Agents shall have received counterparts of this Amendment, duly executed by the Borrower, Holdco, the Syndication Agent and the Administrative Agent on behalf of the Required Lenders who shall have delivered to the Administrative Agent their written consent to the amendments, as explicitly set forth herein and subject to the terms hereof.

         SUBPART 3.3 FEES, EXPENSES, ETC. The Agents shall have received all fees, costs and expenses due and payable pursuant to Section 10.3 of the Existing Credit Agreement to the extent then invoiced.

         SUBPART 3.4 LEGAL DETAILS, ETC. All documents executed or submitted pursuant hereto shall be reasonably satisfactory in form and substance to the Agents. The Agents shall have received all information, and such counterpart originals or such certified or other copies of such materials, as the Agents or its counsel may reasonably request. All legal matters incident to the transactions contemplated by this Amendment shall be reasonably satisfactory to the Agents.

                                    PART IV
                         REPRESENTATIONS AND WARRANTIES

         SUBPART 4.1 BORROWER AND HOLDCO REPRESENTATIONS AND WARRANTIES. The delivery of an executed counterpart hereof by each of the Borrower and Holdco shall constitute a representation and warranty by each such Obligor that:

         (a) on the Amendment No. 4 Effective Date, after giving effect to this Amendment, (i) all representations, warranties and other statements set forth in
Article VI of the Existing Credit Agreement, as then amended by this Amendment, are true and correct in all material respects as of such date, except to the extent that such representation, warranty or statement expressly relates to an earlier date (in which case such representation, warranty or statement shall have been true and correct in all material respects on and as of such earlier date) and (ii) no Default has occurred and is then continuing; and

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         (b) this Amendment constitutes the legal, valid and binding obligation of each of the Borrower and Holdco enforceable in accordance with its terms subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

         SUBPART 4.2 LOAN DOCUMENT PURSUANT TO CREDIT AGREEMENT. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement, as amended hereby.

                                     PART V
                                  MISCELLANEOUS

         SUBPART 5.1 SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SUBPART 5.2 COUNTERPARTS. This Amendment may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be an original and all of which shall constitute together but one and the same agreement.

         SUBPART 5.3 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.






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         IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Amendment as of the date first above written.

BORROWER:                           CHARLES RIVER LABORATORIES, INC.

                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

HOLDCO:                             CHARLES RIVER LABORATORIES
                                       INTERNATIONAL, INC. (f/k/a Charles
                                       River Laboratories Holdings, Inc.)

                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

AGENTS:                             CREDIT SUISSE FIRST BOSTON, as
                                       Syndication Agent

                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                    FLEET NATIONAL BANK, as Administrative Agent

                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

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